Q4 Fiscal Year 2019 MaySept 29, Investor Presentation 20192017 Financial Results Conference Call Mark D. Morelli President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer

Safe Harbor Statement These slides, and the accompanying oral discussion, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future sales and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the effectiveness of the Company’s 80/20 Process to simplify operations, the ability of the Company’s operational excellence initiatives to drive profitability, the success of the Company’s efforts to ramp its growth engine, global economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward- looking information contained in this presentation. Non-GAAP Financial Measures This presentation will discuss some non-GAAP financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP measures are notated and we have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation. Adoption of ASU No. 2017-07 and impact to historical information In accordance with the ASU, historical cost of good sold and RSG&A have been adjusted for the adoption and implementation on a retrospective basis of ASU No. 2017-07 “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. All relevant financial data impacted by the changes has been adjusted. © 2019 Columbus McKinnon Corporation 2

Strong Financial Results Blueprint for Growth strategy driving earnings power Diluted earnings per share: $0.83 in quarter and $1.80 for FY19 • Non-GAAP EPS +35% in quarter and +36% for FY19 Adjusted EBITDA margin expanded 140 bps to 15.1% and ROIC up 250 bps to 11.2% Sales grew 7% for the quarter and 6% for the year, adjusted for divestitures and FX Generated nearly $80 million in cash from operating activities in FY19 Paid down $65.1 million in debt in FY19 Net leverage ratio* of 1.7x, which is better than target of 2.0x Impressive two years of progress Adjusted operating margin expanded 400 bps Adjusted net income more than doubled ROIC improved 480 bps Blueprint for Growth Strategy driving EBITDA margins and ROIC * Net debt divided by TTM adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation. © 2019 Columbus McKinnon Corporation 3

Tracking Blueprint Phase II Progress Simplify the Business 80/20 Process driving results • Contributed $8.5 million to operating income in FY19, well ahead of plan • Sharpened customer focus delivered significant growth Divested three non-core businesses Operational Excellence Operational effectiveness reducing labor and material costs • Record productivity contributed additional $8.5 million in savings for year • Expect $2 million in savings in FY20 from Ohio consolidation Ramp the Growth Engine Responsiveness (on time delivery and availability) and Engineered-to-Order products • Gaining market share Strong performance with self–help strategy © 2019 Columbus McKinnon Corporation 4

Net Sales ($ in millions) Q4 sales up 7.3% (adjusted for divestitures and FX) $225.0 U.S. sales up 10.4%, adjusted for divestitures $217.1 $217.4 $216.7 $214.1 Quarter Sales Bridge Quarter Q4 FY18 Sales $ 214.1 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Divestitures (5.9) Q4 FY18 Sales adjusted for divestitures $ 208.2 $876.3 Volume 11.5 5.5% Pricing 3.7 1.8% $839.4 Foreign currency translation (6.7) (3.2)% Total change adjusted for divestitures $ 8.5 4.1% FY 2018 FY 2019 Q4 FY19 Sales $ 216.7 FY19 sales up 6.0% (adjusted for divestitures and FX) © 2019 Columbus McKinnon Corporation 5

Gross Profit & Margin ($ in millions) Quarter Gross Profit Bridge Quarter Q4 FY18 Gross Profit $ 74.7 $74.7 $79.6 $75.9 $73.4 $76.0 Sales volume and mix 4.1 Pricing, net of material cost inflation 2.1 Productivity, net of other cost changes 1.2 34.9% 35.4% 35.0% 33.8% 35.1% Product liability 0.3 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Prior year insurance settlement (0.6) Tariffs (0.9) Divestitures (1.2) $285.1 $305.0 Ohio plant closure (1.3) Foreign currency translation (2.4) Total Change $ 1.3 34.8% 34.0 % Q4 FY19 Gross Profit $ 76.0 FY 2018 FY 2019 Record gross margin of 34.8% in FY19 © 2019 Columbus McKinnon Corporation 6

RSG&A ($ in millions) $54.9 Q4 RSG&A at 22.6% of sales, $51.1 $47.3 $47.5 $49.0 $3.7 300 bps improvement $3.7 $3.1 $3.3 $3.4 $23.6 $21.8 $19.7 $20.4 $21.7 FY19 RSG&A at 22.3% of sales, $27.6 $25.6 $24.5 $23.9 $24.0 170 bps improvement Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Prior year pro-forma adjustments and Selling G&A R & D cost leverage drove improvement $201.2 $195.0 $13.6 $13.5 FY20 Q1 RSG&A estimate of $85.6 $83.6 $47 million to $48 million $102.0 $97.9 FY 2018 FY 2019 Steady operating expenses allow for strong operating leverage © 2019 Columbus McKinnon Corporation 7

Operating Income & Non-GAAP Margin ($ in millions) Q4 FY19 operating income increased $26.5 $8.7 million, or 54.8% $25.5 $24.9 $22.9 $20.1 $24.8 $24.5 Adjusted operating income* grew 24.0% $15.8 $13.5 Adjusted operating margin* of 11.5% $6.6 expanded 210 bps 9.4% 11.8% 11.7% 10.5% 11.5% Margins increasing with 80/20 Process Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 $99.8 $78.7 FY19 adjusted operating income $68.3 $69.4 increased $21.1 million, or 26.8% Adjusted operating margin 200 bps higher 9.4% 11.4% FY 2018 FY 2019 Income from Operations Non-GAAP Adjustments Profitability continues to improve with execution of strategy * Adjusted operating income and adjusted operating margin are non-GAAP financial measures. Please see supplemental slides for a reconciliation. © 2019 Columbus McKinnon Corporation 8

Quarterly Earnings Per Share ($ in millions) GAAP Diluted EPS Net income: $0.83 $19.7 million, 133% increase Y/Y $0.67 $0.36 $0.33 $0.83 per diluted share, up 131% Y/Y ($0.03) Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Adjusted EPS* Adjusted net income*: $0.74 $16.4 million, 37% increase Y/Y $0.70 $0.61 $0.69 $0.51 $0.69 per diluted share, up 35% Y/Y Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Drove double-digit adjusted EPS growth * Adjusted net income and adjusted diluted earnings per share (EPS) are non-GAAP financial measures. Please see supplemental slides for a reconciliation. © 2019 Columbus McKinnon Corporation 9

FY19 Earnings Per Share ($ in millions) GAAP and Adjusted EPS* Net income was $42.6 million Adjusted net income* was $64.9 million $2.74 Full year tax rate was 19.5% $2.01 Better than previous guidance of 27% to 29% due to federal tax credits and other Tax Cuts and Jobs Act adjustments $1.80 $0.95 FY20 tax rate expected to be approximately 25% FY 2018 FY 2019 GAAP EPS Non-GAAP EPS FY19 adjusted EPS grew 36% * Adjusted net income and adjusted diluted earnings per share (EPS) are non-GAAP financial measures. Please see supplemental slides for a reconciliation. © 2019 Columbus McKinnon Corporation 10

Adjusted EBITDA* & ROIC Adjusted EBITDA Margin* Adjusted EBITDA margin expanded 15.1% in FY19, expanded 140 bps 15.1% 13.7% 11.4% FY17 FY18 FY19 Adjusted ROIC net of cash increased Return on Invested Capital (ROIC) (1) 11.2% in FY19, expanded 250 bps 11.2% 8.7% 6.4% FY17 FY18 FY19 GOAL: Adjusted EBITDA Margin of 19% and Adjusted ROIC in mid-teens * Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measure. Please see supplemental slides for a reconciliation. (1) ROIC is defined as adjusted income from operations, net of taxes, for the trailing 12 months divided by the average of debt plus equity less cash (average© 2019 Columbus capital) for McKinnon the trailing Corporation 13 months. A 30% tax rate was used for fiscal 2017, and 22% for fiscal years 2018 & 2019. 11

Working Capital Working Capital Working capital as a percent of as a Percent of Sales sales improved 70 bps from trailing quarter to 17.2% Driven by an approximate 6 day improvement in DPO 19.4% 19.7% 17.9% 17.9% 17.2% 3/31/18 6/31/18 9/30/18 12/31/18(1) 3/31/19 (2) Improving working capital utilization (1) Excludes the Tire Shredder business sold on December 28, 2018 (2) Excludes the Tire Shredder business, and Crane Equipment & Service, Inc. (CES) and Stahlhammer Bommern GmbH (STB), each sold © 2019on FebruaryColumbus 28, McKinnon 2019 Corporation 12

Cash Flow Fiscal Year Ended Note: Components may not add to totals due to rounding March 31, 2019 2018 Net cash provided by operating activities $ 79.5 $ 69.7 Capital expenditures (CapEx) (12.3) (14.5) Operating free cash flow $67.2 $55.1 Generated $67.2 million in operating free cash flow (FCF) in FY19 Strong FCF conversion rate (to adjusted net income) of 104% FY19 FY20 expected CapEx: approximately $20 million 22% increase in operating free cash flow over prior year (1) Capital expenditure guidance provided May 29, 2019 © 2019 Columbus McKinnon Corporation 13

De-levering Balance Sheet CAPITALIZATION Debt reduction continues March 31, March 31, Paid down $15 million in debt in 2019 2018 quarter; $65 million in FY19 Cash and cash equivalents $ 71.1 $ 63.0 Net Debt / Adjusted TTM EBITDA* Total debt 300.3 363.3 • Reduced to 1.7x and better than target Total net debt 229.2 300.3 of 2.0x Shareholders’ equity 431.2 408.2 Paid down $125 million of debt in Total capitalization $ 731.5 $ 771.5 two years Debt/total capitalization 41.1% 47.1% Net debt/net total 34.7% 42.4% capitalization Exceeded $60 million debt reduction goal in FY19 * Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation. © 2019 Columbus McKinnon Corporation 14

Outlook Q1 FY20 Outlook: Markets mixed, but solid Expect Q1 FY20 sales in range of $214 million to $216 million, up 3% adjusted • Headwind from FX expected to be approximately 2% to 3% • $11.1 million of sales in prior-year from divestitures FY20 Outlook: Double down on Phase II in FY20 80/20 Process: Incremental $10 million operating income in FY20 © 2019 Columbus McKinnon Corporation 15

Investor & Analyst Day Thursday, June 13, 2019 8:00am to 1:30pm Management team update on Blueprint for Growth strategy Convene at 810 Seventh Avenue New York, New York © 2019 Columbus McKinnon Corporation 16

Supplemental Information © 2019 Columbus McKinnon Corporation 17

Businesses Sold Q1 Q2 Q3 Q4 ($ in thousands) FY19 FY19 FY19 FY19 FY19 Sales 11,104 9,233 8,983 4,875 34,195 Income from operations 665 1,461 1,007 532 3,665 1. The Tire Shredder business was divested December 28, 2018. 2. Crane Equipment & Service, Inc. was divested February 28, 2019. 3. Stahlhammer Bommern GmbH was divested February 28, 2019. © 2019 Columbus McKinnon Corporation 18

Adjusted Income from Operations Reconciliation

($ in thousands)	Quarter					Fiscal Year	
	Q4 FY18	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	2019	2018
Income from operations	$ 15,807	$ 13,503	$ 24,825	$ 6,646	$ 24,468	$ 69,442	$ 68,331
Add back (deduct):							
Net (gain) loss on sales of businesses	—	11,100	—	15,550	(978)	25,672	—
Acquisition deal, integration, and severance costs	3,917	1,906	—	—	—	1,906	8,763
Ohio plant closure	—	—	—	200	1,273	1,473	—
Insurance recovery legal costs	356	—	659	491	132	1,282	2,948
Debt repricing fees	619	—	—	—	—	—	619
Magnetek litigation	—	—	—	—	—	—	400
Insurance settlement	(621)	—	—	—	—	—	(2,362)
Non-GAAP adjusted income from operations	$ 20,078	$ 26,509	$ 25,484	$ 22,887	$ 24,895	$ 99,775	$ 78,699
Sales	214,140	224,992	217,142	217,415	216,733	$ 876,282	$ 839,419
Adjusted operating margin	9.4%	11.8%	11.7%	10.5%	11.5%	11.4%	9.4%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company's income from operations to that of other companies..

© 2019 Columbus McKinnon Corporation

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Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q4 FY18	**Q1 FY19**	**Q2 FY19**	**Q3 FY19**	**Q4 FY19**	**2019**	**2018**
Net income (loss)	$ 8,466	$ 7,706	$ 15,912	$ (782)	$ 19,741	$ 42,577	$ 22,065
Add back (deduct):							
Net (gain) loss on sales of businesses	—	11,100	—	15,550	(978)	25,672	—
Acquisition deal, integration, and severance costs	3,917	1,906	—	—	—	1,906	8,763
Ohio plant closure	—	—	—	200	1,273	1,473	—
Insurance recovery legal costs	356	—	659	491	132	1,282	2,948
Debt repricing fees	619	—	—	—	—	—	619
Magnetek litigation					—	—	400
Insurance settlement	(621)	—	—	—	—	—	(2,362)
Normalize tax rate [1]	(776)	(3,173)	(76)	(974)	(3,766)	(7,990)	14,408
Non-GAAP adjusted net income	$ 11,961	$ 17,539	$ 16,495	$ 14,485	$ 16,402	$ 64,920	$ 46,841
Average diluted shares outstanding	23,628	23,610	23,721	23,681	23,714	23,660	23,335
Diluted income per share – GAAP	$0.36	$0.33	$0.67	$(0.03)	$0.83	$1.80	$0.95
Diluted income per share - Non-GAAP	$0.51	$0.74	$0.70	$0.61	$0.69	$2.74	$2.01

(1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies.

© 2019 Columbus McKinnon Corporation

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Adjusted EBITDA Reconciliation

($ in thousands)	Quarter					Fiscal Year	
	Q4 FY18	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	2019	2018
Net income (loss)	$ 8,466	$ 7,706	$ 15,912	$ (782)	$ 19,741	$ 42,577	$ 22,065
Add back (deduct):							
Income tax expense	2,598	1,774	4,576	3,111	860	10,321	27,620
Interest and debt expense	4,661	4,607	4,248	4,330	3,959	17,144	19,733
Investment (income) loss	4	(268)	(111)	82	(430)	(727)	(157)
Foreign currency exchange (gain) loss	834	(276)	507	(25)	637	843	1,539
Other (income)/expense	(756)	(40)	(307)	(70)	(299)	(716)	(2,469)
Depreciation and amortization expense	9,263	8,832	8,030	7,901	7,912	32,675	36,136
Net (gain) loss on sales of businesses	—	11,100	—	15,550	(978)	25,672	—
Acquisition deal, integration, and severance costs	3,917	1,906	—	—	—	1,906	8,763
Insurance recovery legal costs	356	—	659	491	132	1,282	2,948
Debt repricing fees	619	—	—	—	—	—	619
Ohio plant closure	—	—	—	200	1,273	1,473	—
Magnetek litigation					—	—	400
Insurance settlement	(621)	—	—	—	—	—	(2,362)
Non-GAAP adjusted EBITDA	$ 29,341	$ 35,341	$ 33,514	$ 30,788	$ 32,807	$ 132,450	$ 114,835
Sales	$ 214,140	$ 224,992	$ 217,142	$ 217,415	$ 216,733	$ 876,282	$ 839,419
Adjusted EBITDA margin	13.7%	15.7%	15.4%	14.2%	15.1%	15.1%	13.7%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies.

© 2019 Columbus McKinnon Corporation

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Industrial Capacity Utilization U.S. Capacity Utilization Eurozone Capacity Utilization Source: The Federal Reserve Board Source: European Commission 82% 85% 76.2% (Manufacturing) & 81% 78.5% (Total) 84% 80% March 2019 79% 83% 83.6% 78% March 2019 82% 77% 76% 81% 75% 80% 74% 73% 79% Manufacturing Total © 2019 Columbus McKinnon Corporation 22

Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13689949 Telephone replay available through June 5, 2019 Webcast / PowerPoint / Replay available at www.cmworks.com/investors Transcript, when available, at www.cmworks.com/investors © 2019 Columbus McKinnon Corporation 23